BT INVESTMENT FUNDS
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                              AS OF AUGUST 11, 1998
                          AS REVISED: DECEMBER 9, 1998
                       AS LAST REVISED: DECEMBER 23, 1999




  ----------------------------------------------------------------- ----------------------- -----------------

  SERIES                                                               DISTRIBUTION FEE       SERVICE FEE
  ----------------------------------------------------------------- ----------------------- -----------------
  Capital Appreciation Fund                                                  None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  BT Investment Lifecycle Short Range Fund                                   None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  BT Investment Lifecycle Mid Range Fund                                     None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  BT Investment Lifecycle Long Range Fund                                    None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Cash Management Fund                                                       None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Treasury Money Fund                                                        None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Tax Free Money Fund                                                        None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  NY Tax Free Money Fund                                                     None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  International Equity Fund                                                  None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Intermediate Tax Free Fund                                                 None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Latin American Equity Fund                                                 None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Small Cap Fund                                                             None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Pacific Basin Equity Fund                                                  None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  BT PreservationPlus Income Fund                                            None                 .25%
  ----------------------------------------------------------------- ----------------------- -----------------
  Quantitative Equity                                                        None                 None
          Investment Class                                                   None                 None
          Institutional Class                                                None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  European Equity Fund                                                       None                 None
  ----------------------------------------------------------------- ----------------------- -----------------
  Global Equity Fund                                                         None                 None
  ----------------------------------------------------------------- ----------------------- -----------------

                               BT INVESTMENT FUNDS
                           SUB-DISTRIBUTION AGREEMENT


                                   APPENDIX A
                              AS OF AUGUST 11, 1998
                          AS REVISED: DECEMBER 23, 1999

  --------------------------------------------------------------------

  Series
  --------------------------------------------------------------------
  Capital Appreciation Fund
  --------------------------------------------------------------------
  BT Investment Lifecycle Short Range Fund
  --------------------------------------------------------------------
  BT Investment Lifecycle Mid Range Fund
  --------------------------------------------------------------------
  BT Investment Lifecycle Long Range Fund
  --------------------------------------------------------------------
  Cash Management Fund
  --------------------------------------------------------------------
  Treasury Money Fund
  --------------------------------------------------------------------
  Tax Free Money Fund
  --------------------------------------------------------------------
  NY Tax Free Money Fund
  --------------------------------------------------------------------
  International Equity Fund
  --------------------------------------------------------------------
  Intermediate Tax Free Fund
  --------------------------------------------------------------------
  Latin American Equity Fund
  --------------------------------------------------------------------
  Small Cap Fund
  --------------------------------------------------------------------
  Pacific Basin Equity Fund
  --------------------------------------------------------------------
  BT PreservationPlus Income Fund
  --------------------------------------------------------------------
  Quantitative Equity
       Investment Class
       Institutional Class
  --------------------------------------------------------------------
  European Equity Fund
  --------------------------------------------------------------------
  Global Equity Fund
  --------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amended Appendix A to the Distribution Agreement and Amended Appendix A to the Sub-Distribution Agreement between BT Investment Funds and ICC Distributors, Inc., to be executed in their names and on their behalf by and through their duly authorized officers, as of December 23, 1999.

                                        BT INVESTMENT FUNDS


                                        By:      /s/ Daniel O. Hirsch
                                                 Daniel O. Hirsch
                                                 Secretary

                                        ICC DISTRIBUTORS, INC.


                                        By:      /s/ John Y. Keffer
                                                 John Y. Keffer
                                                 President